UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) September 16, 2004

INTEGRA BANK CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-13585	35-1632155
(Commission File Number)	(IRS Employer Identification No.)

21 S. E. Third Street, P.O. Box 868
Evansville, Indiana	47705-0868

(Address of Principal Executive Offices)	(Zip Code)

(812) 464-9677

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On September 15, 2004, Integra Bank Corporation, an Indiana corporation (the “Company”), executed an amendment (the “Amendment”) to the Rights Agreement dated as of July 18, 2001 between the Company and Integra Bank N.A. as Rights Agent (the “Rights Agreement”). The Amendment amended the Rights Agreement to eliminate the continuing director or so-called “dead-hand” provisions. Previously, these provisions prevented the Company from taking certain actions under the Rights Agreement (such as amending the Rights Agreement or, in some cases, redeeming the Rights) without approval from a majority of the “Continuing Directors.” “Continuing Director” was defined generally to mean any director of the Company who was not an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as those terms are defined in the Rights Agreement) and who either (1) was a director on July 18, 2001, or (2) subsequently became a director and whose nomination for election or election was recommended or approved by a majority of the Continuing Directors then serving on the Board of Directors. As a result of the Amendment, actions which previously required approval by a majority of the Continuing Directors now instead require approval solely by the Board of Directors of the Company.

     Copies of the Rights Agreement and the Amendment have been filed as exhibits to a Registration Statement on Form 8-A/A filed on September 16, 2004 and are incorporated herein by reference.

     On September 16, 2004, the Company issued a press release announcing the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

4.1		First Amendment to Rights Agreement, dated as of September 15, 2004, between Integra Bank Corporation and Integra Bank N.A., as Rights Agent (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form 8-A/A filed on September 16, 2004).

99.1		Press Release, dated September 16, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2004

INTEGRA BANK CORPORATION
By:	/s/ Charles A. Caswell
Charles A. Caswell,
Executive Vice President And Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
4.1	First Amendment to Rights Agreement, dated as of September 15, 2004, between Integra Bank Corporation and Integra Bank N.A., as Rights Agent (incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form 8-A/A filed on September 16, 2004).

99.1	Press Release, dated September 16, 2004.